                               HARVEYS CASINO RESORTS,
                                        Issuer


                        HARVEYS C.C. MANAGEMENT COMPANY, INC.,
                HARVEYS WAGON WHEEL CASINO LIMITED LIABILITY COMPANY,
                       HARVEYS TAHOE MANAGEMENT COMPANY, INC.,
                        HARVEYS IOWA MANAGEMENT COMPANY, INC.,

                                         and

                        HARVEYS L.V. MANAGEMENT COMPANY, INC.,
                                    as Guarantors


                                         and


                          IBJ SCHRODER BANK & TRUST COMPANY,
                                       Trustee

                            Second Supplemental Indenture


                               Dated as of May 22, 1997



                                     $150,000,000


                      10-5/8% SENIOR SUBORDINATED NOTES DUE 2006



              Supplementing the Indenture Dated as of May 15, 1996 among
           Harveys Casino Resorts, Issuer, Harveys C.C. Management Company,
             Inc., Harveys Wagon Wheel Casino Limited Liability Company,
          Harveys Iowa Management Company, Inc. and Harveys L.V. Management
              Company, Inc., as Guarantors and IBJ Schroder Bank & Trust
                Company, Trustee, as amended and supplemented to date

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         THIS SECOND SUPPLEMENTAL INDENTURE (the 'Second Supplemental
Indenture'), dated as of May 22, 1997 among HARVEYS CASINO RESORTS, a Nevada corporation (the 'Issuer'), and HARVEYS TAHOE MANAGEMENT COMPANY, INC., a Nevada corporation ('HTMC'), HARVEYS C.C. MANAGEMENT COMPANY, INC., a Nevada corporation, HARVEYS WAGON WHEEL CASINO LIMITED LIABILITY COMPANY, a Colorado limited liability company, HARVEYS IOWA MANAGEMENT COMPANY, INC., a Nevada corporation and HARVEYS L.V. MANAGEMENT COMPANY, INC., a Nevada corporation (the 'Guarantors'), and IBJ SCHRODER BANK & TRUST COMPANY, a New York banking corporation, as Trustee (the 'Trustee'), under the Indenture dated as of May 15, 1996 (the 'Original Indenture'), as amended and supplemented by a First Supplemental Indenture dated as of June 5, 1996 (the 'First Supplemental Indenture') (the Original Indenture as so amended and supplemented by the First Supplemental Indenture, the 'Indenture'),

                                W I T N E S S E T H :

         WHEREAS, the Issuer has issued its 10-5/8% Senior Subordinated Notes Due 2006 (the 'Securities') pursuant to the Indenture; and

         WHEREAS, pursuant to Section 3.16 of the Indenture, any Restricted Subsidiary (as defined in the Indenture) of the Issuer receiving assets of the Issuer with a book value in excess of $5,000,000 must enter into a Subsidiary Guarantee and Supplemental Indenture; and

         WHEREAS, the Issuer has organized HTMC as a wholly-owned subsidiary for the purpose of holding title to and operating substantially all of the assets used in the Issuer's Lake Tahoe, Nevada casino and hotel presently doing business as Harveys Resort Hotel/Casino, such assets having a book value in excess of $5,000,000; and

         WHEREAS, HTMC has never been designated as an Unrestricted Subsidiary and is therefore a Restricted Subsidiary under the Indenture and the Issuer and the Guarantors therefore wish to amend and supplement the Indenture, pursuant to
Section 7.1(d) thereof, in order that HTMC may enter into this Second Supplemental Indenture and thereby make a Subsidiary Guarantee;

         NOW, THEREFORE, intending to be legally bound hereby, the parties agree as follows. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Indenture.

                                     ARTICLE ONE

          HTMC hereby, jointly and severally with all other Guarantors, guarantees the obligations of the Issuer under the Securities in accordance with the provisions of Article XI of the Indenture and agrees to be subject to and bound by all the provisions of such Article XI and all other provisions of the Indenture applicable to Restricted Subsidiaries or Guarantors.

                                     ARTICLE TWO

         SECTION 2.01. Except as amended hereby, all of the terms of the Indenture shall remain and continue in full force and effect and are hereby confirmed in all respects.

         SECTION 2.02. This Second Supplemental Indenture and each and every provision hereof shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of such State.

         SECTION 2.03. This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall constitute but one and the same instrument.

         SECTION 2.04. The recitals contained herein shall be taken as the statements of the Issuer, and the

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Trustee assumes no responsibility whatsoever for their correctness nor for the validity or sufficiency of this Second Supplemental Indenture or for the due execution hereof by the Issuer.

         SECTION 2.05. In entering into this Second Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee, whether or not elsewhere herein so provided.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date hereof.


[CORPORATE SEAL]


By
  ------------------------
                                            By
                                              --------------------------

[CORPORATE SEAL]


By
  ------------------------


By
  ------------------------


                                            HARVEYS CASINO RESORTS
By
  ------------------------                  By William B. Ledbetter
                                               Name:William B. Ledbetter
                                               Title: Vice Chairman & Secretary

                                            IBJ SCHRODER BANK & TRUST
                                               COMPANY, as Trustee
By
  ------------------------                  By Barbara McCluskey
                                               Name:Barbara McCluskey
                                               Title:Vice President
By
  ------------------------                  HARVEYS C.C. MANAGEMENT
                                               COMPANY, INC.

By                                          By John J. McLaughlin
  ------------------------                     Name:John J. McLaughlin
                                               Title: Treasurer

                                            HARVEYS WAGON WHEEL CASINO
                                               LIMITED LIABILITY COMPANY

By Charles W. Scharer
   Name:Charles W. Scharer
   Title:Chairman

HARVEYS TAHOE MANAGEMENT
   COMPANY, INC.

By Charles W. Scharer
   Name:Charles W. Scharer
   Title: President

HARVEYS IOWA MANAGEMENT
   COMPANY, INC.

By William B. Ledbetter
   Name: William B. Ledbetter
   Title: Secretary

HARVEYS L.V. MANAGEMENT
   COMPANY, INC.

By John J. McLaughlin
   Name:John J. McLaughlin
   Title: Treasurer